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                                                                  Exhibit 10.02
===============================================================================



                              THIRD AMENDMENT TO
                         CREDIT AND GUARANTY AGREEMENT



                                      AND

                              SECOND AMENDMENT TO
                               CREDIT AGREEMENT



                         Dated as of September 30 1998



                                    Between



                            SPECIALTY CATALOG CORP.
                        SC CORPORATION, d/b/a SC DIRECT
                              SC PUBLISHING, INC.

                        DAXBOURNE INTERNATIONAL LIMITED



                                      and



                               BANKBOSTON, N.A.



===============================================================================

               THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
                                      AND
                     SECOND AMENDMENT TO CREDIT AGREEMENT



     This THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT and SECOND AMENDMENT TO CREDIT AGREEMENT is entered into as of September 30, 1998 by and among SPECIALTY CATALOG CORP., a Delaware corporation (the "Company"), SC CORPORATION, a Delaware corporation d/b/a SC DIRECT ("SC Direct"), and SC PUBLISHING, INC., a Delaware corporation ("SC Publishing") (each a "U.S. Borrower" and collectively the "U.S. Borrowers") and DAXBOURNE INTERNATIONAL LIMITED, (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales (the "U.K. Borrower") (the U.S. Borrowers and U.K. Borrower each a "Borrower" and collectively, the "Borrowers") and BANKBOSTON, N.A., a national banking association (the "Bank").


                                 Recitals
                                 --------

     The Borrowers and the Bank are parties to a Credit and Guaranty Agreement dated as of March 12, 1997 (as amended, the "U.S. Credit Agreement") and a Credit Agreement dated as of October 3, 1997 (as amended, the "U.K. Credit Agreement") (each a "Credit Agreement" and collectively, the "Credit Agreements") and desire to amend the Credit Agreements in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreements.

     NOW, THEREFORE, the Borrowers and the Bank hereby amend the Credit Agreements as follows:

     Section 1.  Definitions.  Section 1.1 of the Credit Agreements is hereby
                 -----------
amended as follows:

          (a) The definition of "Consolidated EBITDA" is hereby deleted in its entirety and a new definition substituted therefor as follows:



                    "`Consolidated EBITDA' shall mean for any period the sum of
                      -------------------
               (a) Consolidated Net Income plus (b) all amounts deducted in
                                           ----
               computing Consolidated Net Income in respect of (i) interest expense on Indebtedness, (ii) taxes based on or measured by income, and (iii) depreciation and amortization expense, in each case for the period under review; provided, however, that in
                                                 -----------------
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               calculating Consolidated Net Income, the restructuring charge incurred by the Company and its Subsidiaries relating to severance packages for certain senior employees during the quarter ended September 30, 1998, in an aggregate amount not to exceed $500,000, shall not be treated as an expense during such quarter but shall be treated as an expense in future quarters as and when such severance amounts are paid in cash."

          (b) The definition of "Consolidated Operating Cash Flow" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "`Consolidated Operating Cash Flow' shall mean (a) Consolidated
                 --------------------------------
               EBITDA less (b) the sum of (i) Capital Expenditures plus (ii) consolidated cash payments for taxes for the applicable period; provided, however, in calculating Consolidated Operating Cash
               --------  -------
               Flow for any period, there shall not be deducted as a Capital Expenditure amounts expended for Excluded Capital Expenditures during such period."

          (c) The definition of "1996 Financial Statements" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "`1997 Financial Statements' shall mean the Consolidated Balance
                 -------------------------
               Sheet of the Company and its Subsidiaries as of January 3, 1998 and the related Consolidated Statements of Operations, Stockholders" Equity (Deficit) and Cash Flows for the year then ended and notes to such financial statements, audited by Deloitte & Touche LLP."

          (d) A new definition of Excluded Capital Expenditures shall be added in alphabetical order, as follows:

               "`Excluded Capital Expenditures' shall mean (a) Capital
                 -----------------------------
               Expenditures in the following amounts for the quarters indicated:

                Q4 97      Q1 98     Q2 98    Q3 98
                -----      -----     -----    -----

               $376,000  $358,000  $110,000  $56,000

               and (b) up to $400,000 in the aggregate for Capital Expenditures for MIS upgrades and telemarketing costs during the fourth quarter of fiscal 1998 and the first quarter of fiscal 1999."

                                       2
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     Section 2.  Representations and Warranties; No Default.  The U.S. Borrowers
                 ------------------------------------------
hereby confirm to the Bank the representations and warranties of the U.S. Borrowers set forth in Article 5 of the U.S. Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however that references therein to the 1996 Financial Statements shall be deemed to refer to the 1997 Financial Statements). The U.K. Borrower hereby confirms to the Bank the representations and warranties of the U.K. Borrower set forth in Article 5 of the U.K. Credit Agreement as amended as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Credit Agreements. The Borrowers hereby further certify that SC Licensing is not a party to any agreement other than the SC Licensing Transfer Documents.

     Section 3.  Miscellaneous.  The Borrowers agree to pay on demand all the
                 -------------
Bank's reasonable expenses in preparing, executing and delivering this Third Amendment to Credit and Guaranty Agreement and Second Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This Third Amendment to Credit and Guaranty Agreement and Second Amendment to Credit Agreement shall be a Bank Agreement under each of the Credit Agreements and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts (except to the extent it effects any amendment of the U.K. Credit Agreement, as to which English law shall apply).

     IN WITNESS WHEREOF, the U.S. Borrowers, the U.K. Borrower and the Bank have caused this Third Amendment to Credit and Guaranty Agreement and Second Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.



                              SPECIALTY CATALOG CORP.



                              By:  /s/ Steven L. Bock
                                   ------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  CEO



                              SC CORPORATION d/b/a SC DIRECT

                              By:  /s/ Steven L. Bock
                                   ------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  CEO



                              SC PUBLISHING, INC.



                              By:  /s/ Steven L. Bock
                                   ------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  CEO



                              DAXBOURNE INTERNATIONAL LIMITED



                              By:  /s/ Steven L. Bock
                                   ------------------------------------
                                   Name:  Steven L. Bock
                                   Title:  Director



                              By:  /s/ Richard Lipton
                                   ------------------------------------
                                   Name:  Richard Lipton
                                   Title:  Director



                              BANKBOSTON, N.A.



                              By:  /s/ Barbara D. Searle
                                   ------------------------------------
                                   Name:  Barbara D. Searle
                                   Title:  Vice President

                                       4